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                                                                   EXHIBIT 99.02

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                -----------------------------------------------

                Monthly Period:                  12/01/96 to
                                                 12/31/96
                Distribution Date:               01/15/97
                Transfer Date:                   01/14/97

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                       $4.89583333

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                $4.89583333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original certificate
        principal amount                                            $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-3
Page 2

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                    Principal Collection Rate     $ Amount
                               -------------------------------------------------
                                                      10.51%     $78,845,534.51


    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of Finance Charge
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                         Finance Charge Yield     $ Amount
                               -------------------------------------------------
          Periodic Finance Charges                    15.41%      $9,631,854.33
          Discount Receivables                         1.66%      $1,038,492.35
                                                       -----      --------------
           Total                                      17.07%     $10,670,346.68


    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)    The aggregate amount of Principal
               Receivables in the Trust as of the last day
               of the Collection Period                      $19,169,342,494.19

        (b)(1) Invested Amount as of the last day
               of the Collection Period                         $750,000,000.00

           (2) The CCA Amount as of the last day of the
               Collection Period                                          $0.00

        (c)(1) The Floating Investor Percentage: The
               Invested Amount plus the CCA Amount set forth
               in paragraph 3(b) above as a percentage of
               the aggregate amount of Principal Receivables
               set forth in paragraph 3(a) above (finance
               charge & defaults)                                        3.912%

           (2) The Floating Investor Percentage: The
               Invested Amount as a percentage of the
               aggregate amount of Principal Receivables
               (principal collections)                                   3.912%

        (d)    During the Amortization Period: The Invested
               Amount plus the CCA Amount as of _______
               (the last day of the Revolving Period)                       N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-3
Page 3

        (e)   The Fixed/Floating Allocation Percentage: The
              Amount set forth in paragraph 3(d) above as a
              percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above                 N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the
        Accounts which were delinquent as of the end of the day
        on the last day of the Collection Period                    Aggregate
                                                   % of Total        Account
                                                  Outstandings       Balance
                                          --------------------------------------

        (a)  35 - 64 days                            1.77%      $349,530,813.02
        (b)  65 - 94 days                            1.24%      $244,012,626.63
        (c)  95 - 124 days                           0.89%      $175,806,841.80
        (d)  125 - 154 days                          0.74%      $146,575,338.24
        (e)  155 or more days                        1.10%      $216,200,449.24
                                          --------------------------------------
                                 Total               5.74%    $1,132,126,068.93
                                          ======================================

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during
             the Collection Period allocable to the Invested
             Amount (the "Monthly Investor Default Amount")       $3,381,956.03

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Investor Charge-Offs                 $0.00
             during the Collection Period

        (b)  The amounts set forth in paragraph 6(a) above, per
             $1,000 original certificate principal amount (which
             will have the effect of reducing, pro rata, the
             amount of each Certificateholder's investment)               $0.00

        (c)  The aggregate amount of Investor Charge-Offs
             reimbursed on the Transfer Date                              $0.00

        (d)  The amount set forth in paragraph 6(c) above, per
             $1,000 interest (which will have the effect of
             increasing, pro rata, the amount of each
             Certificateholder's investment)                              $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-3
Page 4

    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee
        payable by the Trust to the Servicer for the
        Collection Period                                           $937,500.00

    8.  Withdrawal from Cash Collateral Account.
        ----------------------------------------

        The amount to be withdrawn from Cash Collateral
        Account on the related Distribution date.                         $0.00

    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                            Total                                $97,500,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                            Total                                $97,500,000.00

    10. Funds on Deposit in Cash Collateral Account.
        --------------------------------------------

        The aggregate amount of funds on deposit in the Cash
        Collateral Account pursuant to Section 2.11(a)(viii)
        of the Amended Loan Agreement on such Distribution
        Date                                                      $7,500,000.00


    11. Series 1993-3 Guaranty Amount.
        ------------------------------

        (a)  The Available Series 1993-3 Guaranty Amount
             on such Distribution Date                           $15,000,000.00

        (b)  The Required Series 1993-3 Guaranty Amount
             on such Distribution Date                           $15,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
Page 5

    12. The Available Series 1993-3 Loan Amount.
        ----------------------------------------

        The Available Series 1993-3 Loan Amount
        on such Distribution Date                                $75,000,000.00

    13. The Economic Payout Amount.
        ---------------------------

        The Economic Payout Amount, if any, for such
        Distribution Date                                                 $0.00

    14.  The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of
         the amount of the Investor Interest on the last
         day of the Collection Period to the amount of the
         Investor Interest as of the Closing Date). The
         amount of a Certificateholder's pro rata share of
         the Investor Participation Amount can be
         determined by multiplying the original
         denomination of the holder's Certificate by the
         Pool Factor
                                                                     1.00000000

    15.  The Portfolio Yield.
         --------------------

         The Portfolio Yield for the related Monthly Period              11.66%


    16.  The Base Rate.
         --------------

         The Base Rate for the related Monthly Period                     7.88%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President